                            VARI-LITE INTERNATIONAL, INC.
                          EMPLOYEES' STOCK EQUIVALENCE PLAN
                 (AS AMENDED AND RESTATED, EFFECTIVE JANUARY 1, 1996)

                                  TABLE OF CONTENTS
                                  -----------------


Table of Contents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . i

Index. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .ii

Alphabetical Listing of Definitions. . . . . . . . . . . . . . . . . . . . . .vi

Employees' Stock Equivalence Plan. . . . . . . . . . . . . . . . . . . . . . . 1

ARTICLE I:  DEFINITIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .   3

ARTICLE II:  EMPLOYEE PARTICIPANTS . . . . . . . . . . . . . . . . . . . . .   9

ARTICLE III:  EMPLOYER AWARDS AND PARTICIPANT FORFEITURES. . . . . . . . . .  12

ARTICLE IV:  TERMINATION OF SERVICE - PARTICIPANT VESTING. . . . . . . . . .  16

ARTICLE V:  TIME AND METHOD OF PAYMENT OF BENEFITS . . . . . . . . . . . . .  18

ARTICLE VI:  EMPLOYER ADMINISTRATIVE PROVISIONS. . . . . . . . . . . . . . .  20

ARTICLE VII:  PARTICIPANT ADMINISTRATIVE PROVISIONS. . . . . . . . . . . . .  22

ARTICLE VIII:  STOCK COMPENSATION COMMITTEE DUTIES WITH RESPECT
               TO PARTICIPANTS' ACCOUNTS . . . . . . . . . . . . . . . . . .  26

ARTICLE IX:  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . .  30

ARTICLE X:  AMENDMENT AND TERMINATION. . . . . . . . . . . . . . . . . . . .  33


VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                                 PAGE i

                                     INDEX

                                                                            Page
                                                                            ----
ARTICLE I:  DEFINITIONS
    Sec. 1.01.     Account.................................................   3
    Sec. 1.02.     Accounting Date.........................................   3
    Sec. 1.03.     Beneficiary.............................................   3
    Sec. 1.04.     Board of Directors......................................   3
    Sec. 1.05.     Committee...............................................   3
    Sec. 1.06.     Company.................................................   3
    Sec. 1.07.     Compensation............................................   3
    Sec. 1.08.     Disability..............................................   4
    Sec. 1.09.     Effective Date..........................................   4
    Sec. 1.10.     Eligible Employee.......................................   4
    Sec. 1.11.     Employee................................................   4
    Sec. 1.12.     Employer................................................   4
    Sec. 1.13.     Employer Securities.....................................   5
    Sec. 1.14.     ESOP....................................................   5
    Sec. 1.15.     Forfeiture..............................................   5
    Sec. 1.16.     Former Participant......................................   5
    Sec. 1.17.     Hour of Service.........................................   5
    Sec. 1.18.     Late Retirement Date....................................   6
    Sec. 1.19      Normal Retirement Age...................................   6
    Sec. 1.20.     Participant.............................................   6
    Sec. 1.21.     Plan....................................................   7
    Sec. 1.22.     Plan Administrator......................................   7
    Sec. 1.23.     Plan Entry Date.........................................   7
    Sec. 1.24.     Plan Year...............................................   7
    Sec. 1.25.     Related Employer........................................   7
    Sec. 1.26.     Retirement..............................................   7
    Sec. 1.27.     Separation from Service.................................   7
    Sec. 1.28.     Service.................................................   8
    Sec. 1.29.     Stock Equivalence Unit..................................   8
    Sec. 1.30.     Valuation Date..........................................   8
    Sec. 1.31.     Vested..................................................   8

ARTICLE II:  EMPLOYEE PARTICIPANTS
    Sec. 2.01.     Participation...........................................   9
    Sec. 2.02.     Year of Service - Participation.........................   9
    Sec. 2.03.     Break in Service - Participation........................   9
    Sec. 2.04.     Participation upon Re-Employment........................   9
    Sec. 2.05.     Ineligibility to Become a Participant...................   9
    Sec. 2.06.     Continuance as a Participant............................  10
    Sec. 2.07.     Employment by Employer; Service with Newly Acquired
                    Entities; Records of Employer..........................  10
    Sec. 2.08.     Election Not to Participate.............................  11

ARTICLE III:  EMPLOYER AWARDS AND PARTICIPANT FORFEITURES
    Sec. 3.01.     Amount..................................................  12
    Sec. 3.02.     Determination of Awards.................................  12
    Sec. 3.03.     Time of Crediting of Awards.............................  12
    Sec. 3.04.     Crediting to Accounts...................................  12
    Sec. 3.05.     Credit of Benefit.......................................  13
    Sec. 3.06.     Payment of Dividends....................................  13

VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                               PAGE ii

    Sec. 3.07.     Dilution Provisions.....................................  14
    Sec. 3.08.     Forfeiture..............................................  14
    Sec. 3.09.     Determination of Fair Market Value......................  14
    Sec. 3.10.     Substitute Awards.......................................  14
    Sec. 3.11.     Voting and Dividend Rights..............................  14
    Sec. 3.12.     No Effect on Corporate Powers...........................  14
    Sec. 3.13.     No Claim or Right.......................................  15

ARTICLE IV:  TERMINATION OF SERVICE - PARTICIPANT VESTING
    Sec. 4.01.     Normal Retirement Age...................................  16
    Sec. 4.02.     Participant Disability or Death.........................  16
    Sec. 4.03.     Vesting Schedule........................................  16
    Sec. 4.04.     Year of Service - Vesting...............................  16
    Sec. 4.05.     Break in Service - Vesting..............................  16
    Sec. 4.06.     Included Years of Service - Vesting.....................  17
    Sec. 4.07.     Forfeiture Occurs.......................................  17


ARTICLE V:  TIME AND METHOD OF PAYMENT OF BENEFITS
    Sec. 5.01.     Terms and Conditions....................................  18
    Sec. 5.02.     Conversion of Stock Equivalence Units; Payment of
                    Appreciated Value......................................  19

ARTICLE VI:  EMPLOYER ADMINISTRATIVE PROVISIONS
    Sec. 6.01.     Information to Committee................................  20
    Sec. 6.02.     No Liability............................................  20
    Sec. 6.03.     Indemnity of Certain Fiduciaries........................  20
    Sec. 6.04.     Amendment to Vesting Schedule...........................  20
    Sec. 6.05.     Applicable Law..........................................  21

ARTICLE VII:  PARTICIPANT ADMINISTRATIVE PROVISIONS
    Sec. 7.01.     Beneficiary Designation.................................  22
    Sec. 7.02.     No Beneficiary Designation..............................  22
    Sec. 7.03.     Personal Data to Committee..............................  22
    Sec. 7.04.     Address for Notification................................  23
    Sec. 7.05.     Assignment or Alienation................................  23
    Sec. 7.06.     Litigation Against the Plan.............................  24
    Sec. 7.07.     Appeal Procedure for Denial of Benefits.................  24

ARTICLE VIII:  STOCK COMPENSATION COMMITTEE DUTIES WITH RESPECT TO
                 PARTICIPANTS' ACCOUNTS
    Sec. 8.01.     Members' Compensation, Expenses.........................  26
    Sec. 8.02.     Term....................................................  26
    Sec. 8.03.     Powers..................................................  26
    Sec. 8.04.     General.................................................  26
    Sec. 8.05.     Manner of Action........................................  27
    Sec. 8.06.     Authorized Representative...............................  27
    Sec. 8.07.     Interested Member.......................................  27
    Sec. 8.08.     Individual Accounts.....................................  27
    Sec. 8.09.     Value of Participant's Account..........................  27
    Sec. 8.10.     Adjustments of Participants' Accounts...................  28
    Sec. 8.11.     Account Charged.........................................  28
    Sec. 8.12.     Unclaimed Account Procedure.............................  28
    Sec. 8.13.     Records and Statements..................................  28

VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                              PAGE iii

    Sec. 8.14.     Valuation of Accounts...................................  28
    Sec. 8.15.     Withholding for and Payment of Taxes....................  28

ARTICLE IX:  MISCELLANEOUS
    Sec. 9.01.     Evidence................................................  30
    Sec. 9.02.     No Responsibility for Employer Action...................  30
    Sec. 9.03.     Fiduciaries Not Insurers................................  30
    Sec. 9.04.     Waiver of Notice........................................  30
    Sec. 9.05.     Successors..............................................  30
    Sec. 9.06.     Word Usage..............................................  30
    Sec. 9.07.     State Law...............................................  31
    Sec. 9.08.     Employment Not Guaranteed...............................  31
    Sec. 9.09.     Severability............................................  31
    Sec. 9.10.     Contrary Provisions.....................................  31
    Sec. 9.11.     Notice to Employees.....................................  31
    Sec. 9.12.     Agreement of Participants...............................  31
    Sec. 9.13.     Action by Employers.....................................  31
    Sec. 9.14.     Adoption of the Plan by a Related Employer..............  31
    Sec. 9.15.     Disassociation of Any Employer from Plan................  32
    Sec. 9.16.     Company Voting Rights...................................  32

ARTICLE X:  AMENDMENT AND TERMINATION
    Sec. 10.01.    Amendment by Company....................................  33
    Sec. 10.02.    Effective Date of Amendment.............................  33
    Sec. 10.03.    Discontinuance..........................................  33
    Sec. 10.04.    Full Vesting on Termination.............................  33



VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                               PAGE iv

                         ALPHABETICAL LISTING OF DEFINITIONS

DEFINITION                               SEC.#
----------                               -----
Account...............................   1.01
Accounting Date.......................   1.02
Beneficiary...........................   1.03
Board of Directors....................   1.04
Committee.............................   1.05
Company...............................   1.06
Compensation..........................   1.07
Disability............................   1.08
Effective Date........................   1.09
Eligible Employee.....................   1.10
Employee..............................   1.11
Employer..............................   1.12
Employer Securities...................   1.13
Employment Commencement Date..........   2.02
ESOP..................................   1.14
Forfeiture............................   1.15


DEFINITION                               SEC.#
----------                               -----

Former Participant....................   1.16
Hour of Service.......................   1.17
Late Retirement Date..................   1.18
Normal Retirement Age.................   1.19
Participant...........................   1.20
Plan..................................   1.21
Plan Administrator....................   1.22
Plan Entry Date.......................   1.23
Plan Year.............................   1.24
Related Employer......................   1.25
Retirement............................   1.26
Separation From Service...............   1.27
Service...............................   1.28
Stock Equivalence Unit................   1.29
Valuation Date........................   1.30
Vested................................   1.31


VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                               PAGE vi

                            VARI-LITE INTERNATIONAL, INC.
                          EMPLOYEES' STOCK EQUIVALENCE PLAN
                 (AS AMENDED AND RESTATED, EFFECTIVE JANUARY 1, 1996)


    VARI-LITE INTERNATIONAL, INC. (formerly VARI-LITE HOLDINGS, INC.), a corporation organized under the laws of the State of Texas pursuant to articles of incorporation filed with the Secretary of State of the State of Texas, established the VARI-LITE HOLDINGS, INC. EMPLOYEES' STOCK EQUIVALENCE PLAN on September 27, 1995, to be effective on January 1, 1995 for the benefit of certain Employees (and their Beneficiaries) of an Employer domiciled outside of the United States of America. The VARI-LITE HOLDINGS, INC. EMPLOYEES' STOCK EQUIVALENCE PLAN, as amended and restated, shall be known as the VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK EQUIVALENCE PLAN, effective January 1, 1996. It is intended that the Plan continue to be (1) a nonqualified employee retirement plan known as a phantom stock plan under United States tax laws and (2) a plan maintained outside of the United States primarily for the benefit of persons, substantially all of whom are nonresident aliens, thereby satisfying the exception from the application to the Plan of the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), provided in ERISA Section 4(b)(4).

                                      PURPOSES:

    The purposes of this Plan are as follows: (1) to reward Eligible Employees of an Employer domiciled outside of the United States for their loyal and faithful service and to provide such Employees with an opportunity to share in the growth and appreciation of the Company; (2) to further the long-term growth in earnings of the Company by offering long-term incentives in addition to current compensation to those Employees of an Employer domiciled outside of the United States who will be largely responsible for such growth; (3) to induce Employees of an Employer domiciled outside of the United States to remain in the employ of the Employer; and (4) to encourage Employees of an Employer domiciled outside of the United States to secure or increase on reasonable terms their beneficial interests in the Company. The benefits provided by this Plan will be in addition to the benefits such Employees are entitled to receive under any other announced programs of the Company (or an Employer).

    The original Plan, known as VARI-LITE HOLDINGS, INC. EMPLOYEES' STOCK EQUIVALENCE PLAN, was adopted on September 25, 1997, effective January 1, 1995. The VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK EQUIVALENCE PLAN is a substitution and amendment of the VARI-LITE HOLDINGS, INC. EMPLOYEES' STOCK EQUIVALENCE PLAN, in restated form.

    There is no cost to an Employee to participate in the Plan. A participating Employee will be eligible to receive "Units" credited to his Account established in the Plan. As "Units" are


VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                              PAGE 1
credited to a Participant's Account, such Participant receives a contractual right that such Units will be "cashed out" in the future. No actual shares of stock are set aside.

    The value of each Unit will be equal in value to one (1) share of common stock of VARI-LITE INTERNATIONAL, INC. on the date such Unit is credited to a Participant's Account. Participants will share in the appreciation and depreciation of the Units credited to his Account. The number of Units to be contributed, if any, will be determined each Plan Year by the Board of Directors of the Company. Benefits ultimately available to Participants depends on the performance of VARI-LITE INTERNATIONAL, INC. as reflected in the value of its stock.

                                     WITNESSETH:

    WHEREAS, VARI-LITE HOLDINGS, INC., established the VARI-LITE HOLDINGS, INC. EMPLOYEES' STOCK EQUIVALENCE PLAN (the "PLAN") on September 27, 1995, effective January 1, 1995, for the administration and distribution of awards made by the Company for the purpose of providing retirement benefits for Eligible Employees (and their Beneficiaries) employed by an Employer domiciled outside of the United States that adopts the Plan (hereinafter referred to as an "Employer");

    WHEREAS, VARI-LITE HOLDINGS, INC. changed its name to VARI-LITE INTERNATIONAL, INC., effective December 27, 1995;

    WHEREAS, VARI-LITE INTERNATIONAL, INC. pursuant to Section 10.01 of the PLAN hereby amends the PLAN, in restated form, effective January 1, 1996;

    WHEREAS, VARI-LITE INTERNATIONAL, INC. hereby changes the name of the PLAN to be known as the VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK EQUIVALENCE PLAN, effective January 1, 1996;

    WHEREAS, the provisions of the PLAN, as restated effective January 1, 1996, apply solely to an Employee whose employment with an Employer terminates on or after the Effective Date of the Plan. If an Employee's employment with an Employer terminates prior to the Effective Date, that Employee is not entitled to benefits under the Plan;

    WHEREAS, VARI-LITE INTERNATIONAL, INC. continues this Plan to give Employees of an Employer the opportunity to participate in the Company's success and provide an incentive to Employees to take an active interest in the profitability of the Company and his productivity because all Employees have an impact on the Company's success as reflected in the value of the common stock of VARI-LITE INTERNATIONAL, INC.;

    NOW, THEREFORE, the Company establishes the following terms and conditions:

VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                              PAGE 2

                                      ARTICLE I
                                     DEFINITIONS

    Sec. 1.01.     ACCOUNT.  "Account" means the separate Account which the
Committee establishes and maintains for a Participant under the Plan and which is increased by the fair market value of Stock Equivalence Units credited to his Account, and increased (or decreased) by his share in the appreciation (or depreciation) of such Units.

    Sec. 1.02.     ACCOUNTING DATE.  "Accounting Date" is the last day of the
Plan Year, and such additional date or dates determined from time to time by the Committee.

    Sec. 1.03.     BENEFICIARY.  "Beneficiary" is a person designated by a
Participant who is or may become entitled to a benefit under the Plan. A Beneficiary who becomes entitled to a benefit under the Plan remains a Beneficiary under the Plan until the Committee has fully distributed his benefit to him. A Beneficiary's right to (and the Plan Administrator's or the Committee's duty to provide to the Beneficiary) information or data concerning the Plan does not arise until he first becomes entitled to receive a benefit under the Plan.

    Sec. 1.04.     BOARD OF DIRECTORS.  "Board of Directors" means the Board
of Directors of the Company, as from time to time constituted.

    Sec. 1.05.     COMMITTEE.  "Committee" means the committee of the Board
of Directors, which members are appointed by the Board of Directors, as from time to time constituted.

    Sec. 1.06.     COMPANY.  "Company" means VARI-LITE INTERNATIONAL, INC. or its successor.  The tax identification number for the Company is as follows:
75-2239444.

    Sec. 1.07.     COMPENSATION.  Any references in this Plan to
"Compensation" is a reference to the definition in this Section 1.07, as converted into the equivalency of United States currency, unless the Plan reference specifies a modification to this definition. The Committee will take into account only Compensation actually paid for the relevant period.

    (A) GENERAL DEFINITION OF COMPENSATION. "Compensation" means the Participant's base salary (whether or not paid in cash) for personal services actually rendered in the course of employment with the Employer but only to the extent includible in the gross income of the Participant pursuant to the tax laws of the country of the Participant's domicile. This definition of Compensation excludes bonuses and overtime paid to Employees.
Notwithstanding the provisions of this paragraph, the definition of Compensation shall be modified, if applicable, pursuant to the tax laws of the country where the Participant is domiciled.


VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                              PAGE 3

    (B) DEFINITION OF COMPENSATION FOR CREDITING PURPOSES. To determine a Participant's share of Units to be credited to his Account under Section 3.04(B) hereof, Compensation means the general definition of Compensation described in Section 1.07(A) hereof, as converted into the equivalency of United States currency, but excludes (1) reimbursements or other expense allowances, (2) fringe benefits (cash and non-cash), (3) moving expenses, and
(4) deferred compensation and welfare benefits unless otherwise required under applicable laws of the country where the Participant is domiciled.

    (C) COMPENSATION DOLLAR LIMITATION. For any Plan Year Committee must take into account only the first One Hundred Fifty Thousand United States Dollars ($150,000) (or such other amount currently applicable for the same period as the Plan Year under the ESOP, as adjusted, or as otherwise provided by the Committee, which may be higher or lower) of any Participant's Compensation during any Plan Year.

    Sec. 1.08.     DISABILITY.  "Disability" means total and permanent
disability, the physical or mental condition of a Participant resulting from bodily injury, disease or mental disorder, which renders the Participant incapable of engaging in his usual and customary occupation. The total and permanent disability of a Participant shall be determined by a physician, selected by the Committee, in accordance with uniform medical principles consistently applied, upon the basis of such evidence, as the physician deems necessary and desirable. The Plan considers a Participant disabled on the date the Committee determines the Participant satisfies the definition of Disability. Notwithstanding any provision herein, the Committee may require a Participant to submit to another physical examination performed by a physician selected by the Committee in order to confirm Disability.

    Sec. 1.09.     EFFECTIVE DATE.  "Effective Date" of the Plan is January
1, 1995.

    Sec. 1.10.     ELIGIBLE EMPLOYEE.  Each Employee becomes an "Eligible
Employee," and thereby eligible to participate in the Plan, on the Plan Entry Date coincident with or immediately following the later of the date on which he completes one (1) Year of Service-Participation or has attained age twenty-one (21). For purposes of an Employee's eligibility, the Plan takes into account all of his Years of Service-Participation with an Employer or Related Employer. Notwithstanding the provisions of this paragraph, the Committee, in its sole discretion, may otherwise determine the criteria and date on which an Employee becomes an Eligible Employee.

    Sec. 1.11.     EMPLOYEE.  "Employee" means any employee of an Employer
which has adopted this Plan.

    Sec. 1.12.     EMPLOYER.  "Employer" means any foreign subsidiary of the
Company domiciled outside of the United States of America who has adopted this Plan pursuant to Section 9.14 hereof.


VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                              PAGE 4

    Sec. 1.13.     EMPLOYER SECURITIES.  "Employer Securities" means the same class or classes of common stock issued by the Company held in the ESOP as of any date.

    Sec. 1.14.     ESOP.  "ESOP" means the Vari-Lite International, Inc.
Employees' Stock Ownership Plan, and any amendments thereto.

    Sec. 1.15.     FORFEITURE.  "Forfeiture" refers to the amount of a
Participant's Account which is not Vested.

    Sec. 1.16.     FORMER PARTICIPANT.  "Former Participant" means a person
who has been a Participant but has ceased to be a Participant for any reason.

    Sec. 1.17.     HOUR OF SERVICE.  "Hour of Service" means:

         (a) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment, for the performance of duties. The Committee credits Hours of Service under this paragraph (a) to the Employee for the computation period in which the Employee performs the duties, regardless of when paid;

         (b) Each Hour of Service for back pay, regardless of mitigation of damages, to which the Employer has agreed or for which the Employee has received an award. The Committee credits Hours of Service under this paragraph (b) to the Employee for the computation period(s) to which the award or the agreement pertains rather than for the computation period in which the award, agreement or payment is made; and

         (c) Each Hour of Service for which the Employer, either directly or indirectly, pays an Employee or for which the Employee is entitled to payment (regardless of whether the employment relationship is terminated) for reasons other than for the performance of duties during a computation period, such as leave of absence, vacation, holiday, sick leave, illness, incapacity (including Disability), layoff, jury duty or military duty. The Committee will credit no more than five hundred and one (501) Hours of Service under this paragraph
    (c) to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single computation period). The Committee credits Hours of Service under this paragraph in a manner consistent with the provisions as set forth under the ESOP.

The Committee will not credit an Hour of Service under more than one of the above paragraphs. A computation period for purposes of this Section 1.17 is the Plan Year, Year of Service-


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EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                              PAGE 5

Participation or Year Service-Vesting period, Break in Service period or other period, as determined under the Plan provision for which the Committee is measuring an Employee's Hours of Service. The Committee will resolve any ambiguity with respect to the crediting of an Hour of Service in favor of the Employee. If the Company maintains the plan of a predecessor employer, the Plan treats service of the Employee with the predecessor employer as Service with an Employer.

    (A) METHOD OF CREDITING HOURS OF SERVICE. The Committee will credit every Employee with Hours of Service on the basis of the "actual" method.
For purposes of the Plan, "actual" method means the determination of Hours of Service from records of hours worked and hours for which the Employer makes payment or for which payment is due from the Employer.

    (B) MATERNITY OR PATERNITY LEAVE. Solely for purposes of determining whether the Employee incurs a Break in Service under any provision of this Plan, unless otherwise required under applicable law of the jurisdiction in which the Eligible Employee or Participant is domiciled, the Committee must credit Hours of Service during an Employee's unpaid absence period due to maternity or paternity leave. The Committee considers an Employee on maternity or paternity leave if the Employee's absence is due to the Employee's pregnancy, the birth of the Employee's child, the placement with the Employee of an adopted child, or the care of the Employee's child immediately following the child's birth or placement. The Committee credits Hours of Service under this paragraph on the basis of the number of Hours of Service the Employee would receive if he were paid during the absence period or, if the Committee cannot determine the number of Hours of Service the Employee would receive, on the basis of eight (8) hours per day during the absence period. The Committee will credit only the number (not exceeding five hundred and one (501)) of Hours of Service necessary to prevent an Employee's Break in Service. The Committee credits all Hours of Service described in this paragraph to the computation period in which the absence period begins or, if the Employee does not need these Hours of Service to prevent a Break in Service in the computation period in which his absence period begins, the Committee credits these Hours of Service to the immediately following computation period. If local law of the jurisdiction in which the Employee is domiciled requires different procedures for maternity or paternity leave, the Committee will apply such local law with respect to those affected Employees.

    Sec. 1.18. LATE RETIREMENT DATE. "Late Retirement Date" means the date of termination of an Employee's Service with the Employer for any reason other than death or Disability where the termination occurs subsequent to the Employee's Normal Retirement Date.

    Sec. 1.19  NORMAL RETIREMENT AGE.  "Normal Retirement Age" is sixty-five
(65) years of age.

    Sec. 1.20. PARTICIPANT. "Participant" is an Eligible Employee who becomes a Participant in accordance with the provisions of Section 2.01 hereof.


VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                              PAGE 6

    Sec. 1.21.   PLAN.  "Plan" means the nonqualified employee phantom stock retirement plan established by the Company in the form of this Agreement, designated as the VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK EQUIVALENCE PLAN. The Company has designated this Plan to be a (1) phantom stock plan under which Stock Equivalence Units will be credited to the Accounts of Participants in the Plan and (2) a plan maintained outside of the United States primarily for the benefit of persons, substantially all of whom are nonresident aliens, thereby satisfying the exception from the application to the Plan of the provisions of ERISA, provided in ERISA Section 4(b)(4).

    Sec. 1.22.   PLAN ADMINISTRATOR.  "Plan Administrator" is the Company
unless the Company designates another person or entity, including the Committee, to hold the position of Plan Administrator. In addition to its other duties, the Plan Administrator has full responsibility for compliance with the reporting and disclosure rules under any applicable law.

    Sec. 1.23.   PLAN ENTRY DATE.  "Plan Entry Date" means the Effective Date and every January 1, April 1, July 1, and October 1 after the Effective Date.

    Sec. 1.24.   PLAN YEAR.  "Plan Year" means a twelve (12) consecutive
month period beginning on January 1 of each year and ending on the following December 31.

    Sec. 1.25.   RELATED EMPLOYER.  "Related Employer" means a member of a
controlled group of corporations (as defined and interpreted under the ESOP), trades or businesses (whether or not incorporated) which are under common control (as defined and interpreted under the ESOP) or an affiliated service group (as defined and interpreted under the ESOP) which includes the Company, which is domiciled outside of the United States. The term "Employer" includes all Related Employers for purposes of crediting Hours of Service, determining Years of Service-Participation and Years of Service-Vesting and Breaks in Service under Articles II and IV hereof, the definitions of Employee, Compensation, and for any other purpose required by a Plan provision or applicable law. Only a Related Employer described in this Section may adopt this Plan and only an Employee employed by an Employer described in Section 1.12 hereof is eligible to participate in this Plan.

    Sec. 1.26.   RETIREMENT.  "Retirement" means a Participant's Separation from Service with an Employer at or after attaining Normal Retirement Age.

    Sec. 1.27.   SEPARATION FROM SERVICE.  "Separation from Service,"
"Separates from Service," or "Separated from Service" means the Employee no longer has an employment relationship with the Employer.


                                                                      PAGE 7
VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)

    Sec. 1.28.   SERVICE.  "Service" means any period of time the Employee is in the employ of an Employer, including any period the Employee is on an unpaid leave of absence authorized by the Employer.

    Sec. 1.29    STOCK EQUIVALENCE UNIT.  "Stock Equivalence Unit" or "Unit"
means amounts awarded under this Plan by the Company in the form of units which shall be credited pursuant to Section 3.05 to an Account to be maintained for each Participant. Each Unit shall be equal to the fair market value (as converted into the equivalency of United States currency) of one share of Employer Securities on the date such Unit is credited to a Participant's Account. No actual shares of Employer Securities shall be set aside or credited under this Plan.

    Sec. 1.30.   VALUATION DATE.  "Valuation Date" means each date on which each Participant's Account is adjusted under Sections 8.09 and 8.10 hereof.

    Sec. 1.31.   VESTED.  "Vested" refers to the portion of a Participant's
Account which is nonforfeitable for any reason.

                                  END OF ARTICLE I















                                                                      PAGE 8
VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)

                                      ARTICLE II
                                EMPLOYEE PARTICIPANTS


    Sec. 2.01.   PARTICIPATION.   Unless otherwise determined by the
Committee, each Eligible Employee becomes a Participant in the Plan on the Plan Entry Date (if employed on such date) immediately following the date on which he became an Eligible Employee.

    Sec. 2.02.   YEAR OF SERVICE - PARTICIPATION.  For purposes of an
Employee's participation in the Plan under Section 2.01 hereof, the Plan takes into account all of his Years of Service-Participation with an Employer or Related Employer. "Year of Service-Participation" means an eligibility computation period during which the Employee completes not less than one thousand (1,000) Hours of Service. The initial eligibility computation period is the first twelve (12) consecutive month period measured from the Employee's Employment Commencement Date. The Plan measures the subsequent periods by reference to the Plan Year, beginning with the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date. "Employment Commencement Date" means the date on which the Employee first performs an Hour of Service for an Employer or Related Employer.

    Sec. 2.03.   BREAK IN SERVICE - PARTICIPATION.  For purposes of
participation in the Plan, the Plan does not apply any Break in Service rule.

    Sec. 2.04.   PARTICIPATION UPON RE-EMPLOYMENT.  A Participant whose
employment terminates shall re-enter the Plan as a Participant on the date of his re-employment with an Employer. An Employee who satisfies the Plan's eligibility conditions but who terminates employment with the Employer prior to becoming a Participant will become a Participant on the later of the Plan Entry Date on which he would have entered the Plan had he not terminated employment or the date of his reemployment. Any Employee who terminates employment prior to satisfying the Plan's eligibility conditions becomes a Participant in accordance with the provisions of Section 2.01 hereof.

    Sec. 2.05.   INELIGIBILITY TO BECOME A PARTICIPANT.  Notwithstanding the
provisions of Section 2.01 hereof, and unless otherwise required or prohibited under the local law of the jurisdiction of the Eligible Employee's domicile, any Eligible Employee shall not be eligible and shall not become a Participant, and any Employee who is a Participant shall cease to be eligible to be a Participant, if:

         (a) Such Employee is or becomes a member of a collective bargaining unit if retirement benefits covering such unit was the subject of good faith bargaining and coverage under this Plan was not agreed to under such bargaining;

                                                                      PAGE 9
VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)

         (b) Such Employee is employed by a Related Employer that is not an adopting Employer or is excluded from participation by the terms of the Employer's adoption agreement;

         (c)  Such individual is not on the payroll of an Employer; or

         (d) The date the Employee elects not to participate in the Plan, pursuant to Section 2.08 hereof.

    Sec. 2.06.   CONTINUANCE AS A PARTICIPANT.  Notwithstanding any other
provision herein, a Participant shall continue as a Participant until whichever of the following dates first occurs:

         (a)  The date of such Participant's death;

         (b)  The date the Participant ceases to be an Employee;

         (c) The date the Participant becomes ineligible to participate in the Plan, pursuant to Section 2.05 hereof; or

         (d) The date the Participant elects not to participate in the Plan, pursuant to Section 2.08 hereof.

    After an individual ceases to be a Participant, his Account shall continue to be held pursuant to the terms of the Plan, and shall share in the appreciation or depreciation of his Account pending distribution pursuant to
Article V hereof.

    Sec. 2.07.   EMPLOYMENT BY EMPLOYER; SERVICE WITH NEWLY ACQUIRED
ENTITIES; RECORDS OF EMPLOYER. Notwithstanding any other provision herein, this provision applies as follows:

         (a) In the event the Company or an Employer has or shall acquire the control of any foreign organization by the purchase of assets or stock, merger, amalgamation, consolidation or any other similar event, the Board of Directors may direct to what extent, if any, employment by such organization shall be deemed to be employment by the Employer, and, in connection therewith, may specify a special Plan Entry Date.

         (b) The personnel records of the Company or the Employer or any Related Employer shall be conclusive evidence for the purpose of determining the period of employment of any and all Employees.

                                                                      PAGE 10
VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)

    Sec. 2.08.   ELECTION NOT TO PARTICIPATE.  An Eligible Employee, or any
present Participant, may elect not to participate in the Plan or enter into an agreement with the Committee not to participate in the Plan. For an election to be effective for a particular Plan Year, the Employee or Participant must either (1) file the election in writing with the Committee not later than thirty (30) days prior to the beginning of that Plan Year unless accepted by the Committee at a different time or (2) enter into an agreement with the Committee which provides that the Employee or Participant shall not participate in the Plan (collectively referred to herein as "election"). The Committee will not credit any Stock Equivalence Units under the Plan for the Employee or for the Participant for the Plan Year for which the election is effective, nor for any succeeding Plan Year. Subject to the following provisions, the Employee or Participant may re-elect to participate in the Plan unless the election provides otherwise. After an Employee's or Participant's election not to participate has been effective for at least two
(2) Plan Years, unless the agreement between the Employee and Committee provides otherwise, the Employee or Participant may re-elect to participate in the Plan for any Plan Year and subsequent Plan Years. If the Employee or Participant is permitted to enter or re-enter the Plan, he may re-elect to participate in the Plan by filing his election in writing with the Committee not later than thirty (30) days prior to the beginning of the Plan Year for which his election is to be effective. An Employee or Participant who re-elects to participate may not again elect not to participate in the Plan. The Committee must furnish an Employee or a Participant any form required for purposes of an election under this Section 2.08. An election timely filed is effective for the entire Plan Year.

    A Participant who elects not to participate in the Plan may not receive a distribution of his Account attributable thereto except as provided under
Article V hereof. For each Plan Year for which a Participant's election not to participate is effective, his Account, if any, continues to share in adjustments under Section 8.10 hereof. The Employee or the Participant receives vesting credit under Article IV hereof for each included Year of Service-Vesting during the period the election not to participate is effective.

                                  END OF ARTICLE II








                                                                      PAGE 11
VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)

                                     ARTICLE III
                     EMPLOYER AWARDS AND PARTICIPANT FORFEITURES

    Sec. 3.01.     AMOUNT.  For each Plan Year, the Company may award such
Stock Equivalence Units as the Board of Directors may from time to time deem advisable. The maximum number of Units that may be awarded each Plan Year under this Plan shall be set by the Board of Directors. If any Units awarded under this Plan shall be forfeited or canceled, such Units may again be awarded under the Plan.

    Sec. 3.02.     DETERMINATION OF AWARDS.  The Company, by action of its
Board of Directors, determines the number of Stock Equivalence Units to be credited to the Plan, if any, each Plan Year.

    Sec. 3.03.     TIME OF CREDITING OF AWARDS.  The Company shall credit all
Stock Equivalence Units awarded to Participants during the Plan Year within sixty (60) days of the date of its Board of Directors' resolution authorizing such award or within a reasonable time thereafter.

    Sec. 3.04.     CREDITING TO ACCOUNTS.

    (A) STOCK EQUIVALENCE UNIT ACCOUNT. The Account of each Participant shall be credited by his allocable share (determined under the Plan) of (i) the Stock Equivalence Units (including fractional Units) awarded by the Company and (ii) Participant Forfeitures of Stock Equivalence Units. Such award shall be credited in whole Units and fractional Units based on the then fair market value of Employer Securities as determined in United States currency. All fractional Units shall be computed at least to the nearest one-one hundredth (1/100th) of a Unit (i.e., at least two places to the right of the decimal).

    (B) CREDITING PROCEDURES. Accounts shall be adjusted in accordance with the following:

              (1) COMPANY AWARDS. Company awards for the Plan Year shall be credited, as designated by the Company or required by applicable law, to the Account of each Participant. The Committee will credit each Company award for a Plan Year to each Participant who satisfies the conditions of Section 3.05 hereof for that Plan Year. The Committee will make this credit in the same ratio that each such Participant's Compensation for the Plan Year bears to the total Compensation for all such Participants for that Plan Year.

         (2) FORFEITURES. Except as provided herein, Forfeitures occurring during a Plan Year shall be credited to the Account of each Participant. The

VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                                PAGE 12

    Committee will credit Forfeitures for a Plan Year to each Participant who satisfies the conditions of Section 3.05 hereof for that Plan Year. Forfeitures shall be credited according to the ratio that the Compensation for the Plan Year of each such Participant bears to the total Compensation of all such Participants for that Plan Year. In making a credit of Forfeitures under this provision, the Committee will base Forfeitures of Stock Equivalence Units upon the fair market value of such Units as of the Accounting Date of the Forfeitures. The Company, however, in its sole discretion, may apply such Forfeitures to reduce Company awards in future Plan Years or to pay administrative expenses of the Plan.

    Sec. 3.05.     CREDIT OF BENEFIT.  The Committee will determine the
crediting of benefits (Company awards and Participant Forfeitures) on the basis of the Plan Year.

    (A) COMPENSATION TAKEN INTO ACCOUNT. In crediting a Company award or Participant Forfeiture to a Participant's Account, the Committee will take into account only the Compensation determined for the portion of the Plan Year in which the Employee actually is a Participant.

    (B) HOURS OF SERVICE REQUIREMENT. The Committee will not credit any portion of a Company award or Participant Forfeitures, if any, for a Plan Year to any Participant's Account if the Participant does not complete a minimum of one thousand (1,000) Hours of Service during the Plan Year, unless the Participant terminates employment during the Plan Year because of death or Disability or because of the attainment of Normal Retirement Age in the current Plan Year or in a prior Plan Year.

    (C) EMPLOYMENT REQUIREMENT. If the conditions of Section 3.05(B) hereof are satisfied and the Participant Separates from Service during a Plan Year and is not employed by an Employer on the last day of the Plan Year, such Participant will not share in the credit of Company awards and Participant Forfeitures, if any, for that Plan Year unless the Participant Separates from Service because of death or Disability or because of the attainment of Normal Retirement Age in the current Plan Year or in a prior Plan Year.

    Sec. 3.06.     PAYMENT OF DIVIDENDS.  Subject to the provisions of
Section 3.11 hereof, at the same time that any cash dividends are paid on Employer Securities, a similar amount per share may be credited in Units to each Participant's Account in respect of every Stock Equivalence Unit with which he has been credited. For purposes of crediting Units under this
Section 3.06, the value of each Unit shall be the fair market value of the Units as of the trading date immediately preceding the date the dividends are paid if the Employer Securities are publicly traded on an established securities market; otherwise, the fair market value of the Units shall be determined as of the Accounting Date immediately preceding the date the dividends are paid, or such other method of valuation as the Committee shall determine from time to time.

VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                                PAGE 13

    Sec. 3.07.     DILUTION PROVISIONS.  Subject to the provisions of Section
3.11 hereof, in the event the dividends declared on Employer Securities are payable in shares of Employer Securities or in the event of a stock split, the number of Stock Equivalence Units credited to a Participant's Account may be adjusted by adding thereto the number of additional Units which would have been distributed thereon if the Participant had held outstanding shares of Employer Securities on the date fixed for determining shareholders entitled to receive such stock dividend or split.

    In the event of any change other than as specified in this paragraph in the number or kind of outstanding shares of Employer Securities or of any stock or other securities into which the Employer Securities shall have been changed or for which it shall have been exchanged by reason of recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change, if the Company determines that such change equitably requires an adjustment in the number of Stock Equivalence Units or other modifications in this Plan, such adjustment shall be made.

    Sec. 3.08.     FORFEITURE.  In the event of the Participant's Separation
from Service other than through death, Disability or Normal Retirement Age, he shall forfeit all right, title, and interest to the value of Stock Equivalence Units credited to his Account which are not Vested pursuant to
Section 4.03 hereof.

    Sec. 3.09.     DETERMINATION OF FAIR MARKET VALUE.  The fair market value of each Stock Equivalence Unit shall be equal to the closing price of one share of Employer Securities on the day immediately preceding any Conversion Date (as defined in Section 5.02(A) hereof) if the Employer Securities are publicly traded on an established securities market, or if the Employer Securities are not publicly traded, the price determined by the Committee as of the Accounting Date coincident with or immediately following the Conversion Date.

    Sec. 3.10.     SUBSTITUTE AWARDS.  The Committee may substitute
restricted stock grants or other forms of awards for Stock Equivalence Units if in the opinion of the Company such substitution would result in more favorable tax consequences to the Participants or the Company or for other reasons which, in the opinion of the Company, make such substitution desirable.

    Sec. 3.11.     VOTING AND DIVIDEND RIGHTS.  No Participant shall be
entitled to any voting rights nor be entitled to receive any dividends with respect to Stock Equivalence Units credited to his Account, unless the Board of Directors provides otherwise.

    Sec. 3.12.     NO EFFECT ON CORPORATE POWERS.  The presence of
outstanding Stock Equivalence Units awarded under this Plan shall not affect in any manner the Company's (or any Employer's) right or power to make, authorize or consummate (1) any or all adjustments, recapitalizations, reorganizations or other changes in the capital structure of the Company (or any


VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                                PAGE 14

Employer) or its business; (2) any merger or consolidation of the Company (or any Employer); (3) any issue by the Company (or any Employer) of debt securities or preferred or preference stock which would rank above the common stock of the Company (or any Employer); (4) the dissolution or liquidation of the Company (or any Employer); (5) any sale, transfer or assignment of all or any part of the assets or business of the Company (or any Employer); or (6) any other corporate act or proceeding, whether of a similar character or otherwise.

    Sec. 3.13.     NO CLAIM OR RIGHT.  No Employee, Participant or other
person shall have any claim or right to be granted an award of Stock Equivalence Units under the Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any Employee any right to be retained in the employ of the Company or any Employer.

                             END OF ARTICLE III


VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                                PAGE 15

                             ARTICLE IV
             TERMINATION OF SERVICE - PARTICIPANT VESTING


    Sec. 4.01.     NORMAL RETIREMENT AGE.  A Participant who remains
in the employ of the Employer after attaining Normal Retirement Age shall continue to participate in the Plan until his Late Retirement Date. A Participant's Account is one hundred percent (100%) Vested upon and after his attaining Normal Retirement Age (if employed by an Employer on or after that date).

    Sec. 4.02.     PARTICIPANT DISABILITY OR DEATH.  If a
Participant's employment with the Employer terminates as a result of death or Disability, the Participant's Account will be one hundred percent (100%) Vested.

    Sec. 4.03.     VESTING SCHEDULE.  Except as provided in Sections
4.01, 4.02 and 8.12 hereof, for each Year of Service-Vesting, a Participant's Nonforfeitable Percentage of his Account equals the percentage in the following vesting schedule:

                                                              Percent of
       Years of Service-Vesting                            Nonforfeitable
          With the Employer                                    Account
          -----------------                                    -------
     Less than 3 years . . . . . . . . . . . . . . . . . . . .   None
     3 years, but less than 4. . . . . . . . . . . . . . . . .    30%
     4 years, but less than 5. . . . . . . . . . . . . . . . .    40%
     5 years, but less than 6. . . . . . . . . . . . . . . . .    60%
     6 years, but less than 7. . . . . . . . . . . . . . . . .    80%
     7 years or more . . . . . . . . . . . . . . . . . . . . . . 100%

    Sec. 4.04.     YEAR OF SERVICE - VESTING  For purposes of vesting
under Section 4.03 hereof, Year of Service-Vesting means any Plan Year during which an Employee completes not less than one thousand (1,000) Hours of Service.

    Sec. 4.05.     BREAK IN SERVICE - VESTING  For purposes of this
Article IV, a Participant incurs a "Break in Service" if during any Plan Year he does not complete more than five hundred (500) Hours of Service, unless he does not complete more than five hundred (500) Hours of Service because of any of the following: (1) he is transferred; (2) he is on an approved leave of absence which does not exceed eighteen (18) months and he returns to employment with the Employer immediately following the leave of absence; (3) he is temporarily laid off and he returns to employment with the Employer immediately following the temporary layoff; or (4) he is in the service in the armed forces of his country, and he returns to employment with the

VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                 PAGE 16

Employer within ninety (90) days after termination of military service without being employed somewhere else. Solely for the purpose of determining whether an Employee has incurred a Break in Service, if the Employee is absent from Service because of her pregnancy, the birth of the Employee's child, the Employee's receipt of a child through adoption, or the Employee's caring for the child immediately after birth or adoption, the Employee shall be entitled to the Hours of Service that he would have received but for that absence for one (1) year after the absence began. Eight
(8) Hours of Service shall be credited for each day of such absence. However, no more than a total of five hundred one (501) hours can be credited. The five-hundred one (501) hours shall be credited to the Plan Year in which the absence first begins if such hours prevent a Break in Service in that period; otherwise, the five hundred one (501) hours shall be credited to the next Plan Year. In the event that the local law of the domicile of a Participant or Participants under the Plan requires a different result in regard to the break in service-vesting rules, the Committee shall apply such local law as to those affected participants.

    Sec. 4.06.     INCLUDED YEARS OF SERVICE - VESTING

    (A)  INCLUDED YEARS OF SERVICE.  For purposes of determining
Years of Service-Vesting under Section 4.04 hereof, the Plan takes into account all Years of Service-Vesting an Employee completes with the Employer or a Related Employer, except for any Year of Service before a Break in Service if the number of consecutive Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of the Years of Service-Vesting prior to the Break in Service. This exception applies only if the Participant is not Vested in his Account at the time he has a Break in Service. The aggregate number of Years of Service-Vesting before a Break in Service does not include any Years of Service-Vesting not required to be taken into account under this exception by reason of any prior Break in Service.

    (B) FORFEITURE BREAK IN SERVICE. For the sole purpose of determining a Participant's Vested percentage of his Account which accrued for his benefit prior to a Forfeiture Break in Service, the Plan disregards any Year of Service-Vesting after the Participant first incurs a Forfeiture Break in Service. The Participant incurs a Forfeiture Break in Service when he incurs five (5) consecutive Breaks in Service.

    Sec. 4.07.     FORFEITURE OCCURS.  A Participant's Forfeiture, if
any, of his Account occurs under the Plan as of the last day of the Plan Year in which the Participant first incurs a Forfeiture Break in Service. The Committee determines the percentage of a Participant's Account Forfeiture, if any, under this Section 4.07 solely by reference to the vesting schedule of Section 4.03 hereof and the provisions of Sections 4.01 and 4.02 hereof, to the extent they are applicable. A Participant will not forfeit any portion of his Account for any other reason or cause except as expressly provided by this
Section 4.07 or as provided under Sections 3.08 and 8.12 hereof.

                             END OF ARTICLE IV


VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                   PAGE 17

                                 ARTICLE V
                   TIME AND METHOD OF PAYMENT OF BENEFITS


    Sec. 5.01.     TERMS AND CONDITIONS.  Subject to the express
provisions of this Plan, the Committee shall have complete authority, in its discretion, to determine the extent and the terms and conditions under which Stock Equivalence Units may be converted in the event of the death or Disability of the Participant or in the event the Participant attains Normal Retirement Age or otherwise Separates from Service. However, all Stock Equivalence Units awarded under this Plan shall be subject to the following express terms and conditions and to such other terms and conditions which, in the reasonable judgment of the Board of Directors or the Committee, are not inconsistent with the following, and which the Board of Directors or the Committee, in its sole discretion, deems appropriate:

    (A) NON-TRANSFERABILITY. No Stock Equivalence Units awarded under this Plan shall be transferable other than by the Last Will and Testament of the Participant or by the laws of descent and distribution of the country of the Participant's domicile. During the lifetime of the holder, Stock Equivalence Units may be converted only by the holder (or the holder's legal representative in the event the holder becomes disabled).

    (B) REORGANIZATIONS. The number of Stock Equivalence Units granted under this Plan may be adjusted to reflect, as deemed appropriate by the Board of Directors, any change in the number or kind of outstanding Employer Securities as contemplated in Section
3.07 hereof.

    (C) NO RIGHTS AS A STOCKHOLDER. A holder of Stock Equivalence Units shall not have any dividend or voting rights or any other rights of a stockholder of the Company or any Employer with respect to any Stock Equivalence Units, unless otherwise provided by the Board of Directors.

    (D)  PAYMENT ON STOCK EQUIVALENCE UNITS.   The Stock Equivalence
Units awarded under the Plan may be converted at such times and in such amounts in accordance with Section 5.02(A) hereof. Upon conversion of the Stock Equivalence Units, the holder shall be entitled to receive an amount determined and payable as provided in
Section 5.02(B) hereof.

    (E) ADEQUATE CASH RESERVES. All amounts payable by the Company with respect to Stock Equivalence Units shall be subject to the Company having cash reserves which are adequate, in the sole determination of the Board of Directors to satisfy the Company's obligations under this Plan. Should the Board of Directors determine that cash reserves are inadequate to make any payment due under the Plan, such payment shall be made on such subsequent payment date that cash reserves are determined to be adequate.

VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                   PAGE 18

    Sec. 5.02.     CONVERSION OF STOCK EQUIVALENCE UNITS; PAYMENT OF
APPRECIATED VALUE.

    (A) CONVERSION. A Participant's Vested Stock Equivalence Units credited to his Account may be converted only by the Committee for payment pursuant to Section 5.02(B) hereof upon: either his death or Disability or Separation from Service upon or after his attainment of Normal Retirement Age or separation from Service for any other reason (the "Conversion Date").

    (B) AMOUNT PAYABLE. Upon conversion of Stock Equivalence Units by the Committee for payment to the Participant in accordance with the terms of this Plan, the Participant shall be entitled to receive the value of his Account as hereinafter provided. The value of a Participant's Account shall be determined by multiplying the number of Units, including fractional Units, credited to his Account as of any date, whether attributable to contributions, dividends or other adjustments, by the value of the Units as of such date. Such value shall be determined by converting the value of such Stock Equivalence Units to reflect a value of such Stock Equivalence Units in United States currency. At the Company's election, the Company shall pay to such Participant the amount specified above in either: (i) five (5) substantially equal annual installments; or (ii) a single lump sum cash payment determined as of the Conversion Date or Accounting Date, whichever is applicable under Section 3.09 hereof. Amounts payable by the Company shall be made to the Participant in the currency of the Company. Subject to the adequacy of cash reserves, as provided in
Section 5.01(E) hereof, the payments made pursuant to this Section shall commence no later than sixty (60) days following the end of the Company's fiscal year following the date of conversion pursuant to
Section 5.02(A) or as soon as administratively practicable following the end of such fiscal year. Payments made by the Company to a Participant shall be subject to such conditions as deemed advisable by the Company and Committee to permit compliance by the Company and the Employer with applicable tax withholding laws.

                              END OF ARTICLE V


VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                   PAGE 19

                                ARTICLE VI
                     EMPLOYER ADMINISTRATIVE PROVISIONS


    Sec. 6.01.     INFORMATION TO COMMITTEE.  The Employer must
supply current information to the Committee as to the name, date of birth, date of employment, annual Compensation, leaves of absence, Years of Service-Participation, Years of Service-Vesting and date of termination of employment of each Employee who is, or who will be eligible to become, a Participant under the Plan, together with any other information which the Company or the Committee considers necessary. The Employer's records as to the current information the Employer furnishes to the Committee are conclusive as to all persons.

    Sec. 6.02.     NO LIABILITY.  The Company assumes no obligation
or responsibility to any Employee, Former Participant, Participant or Beneficiary for any act of, or failure to act, on the part of its Committee (unless the Company is the Committee) or the Plan
Administrator (unless the Company is the Plan Administrator).

    Sec. 6.03.     INDEMNITY OF CERTAIN FIDUCIARIES.  The Company
indemnifies and saves harmless the Plan Administrator, Committee, and the members of the Committee, and each of them, from and against any and all loss resulting from liability to which the Plan Administrator, the Committee, or the members of the Committee, may be subjected by reason of any act or conduct (except willful misconduct or gross negligence) in their official capacities in the administration of this Plan, including all court costs and other expenses reasonably incurred in their defense, in case the Company fails to provide such defense. The indemnification provisions of this Section 6.03 do not relieve the Plan Administrator, or any Committee member from any liability he may have under applicable law for breach of a fiduciary duty. In the case of any Committee member, the indemnification provisions of this
Section 6.03 do not relieve such member from any liability, to the extent that a court of competent jurisdiction from which no appeal can be taken, enters a final judgment that the Committee member's actions or omissions were the result of gross negligence or willful misconduct. The Plan Administrator, the Committee members, and the Company may execute a letter agreement further delineating the indemnification agreement of this Section 6.03, provided the letter agreement is consistent with and does not violate applicable law. The indemnification provisions of this Section 6.03 extend to any other fiduciary solely to the extent provided by a letter agreement executed by such person and the Company.

    Sec. 6.04.     AMENDMENT TO VESTING SCHEDULE.  Though the Company
reserves the right to amend the vesting schedule of Section 4.03 hereof at any time, the Committee will not apply the amended schedule to reduce the Nonforfeitable percentage of any Participant's Account (determined as of the later of the date the Company adopts the amendment, or the date the amendment becomes effective) to a percentage less than the Vested percentage computed under

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EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                   PAGE 20
the Plan without regard to the amendment. An amended vesting schedule will apply to a Participant only if the Participant receives credit for at least one (1) Hour of Service after the new schedule becomes effective.

    If the Company makes a permissible amendment to the vesting schedule, each Participant having at least three (3) Years of Service-Vesting with the Employer may elect to have the percentage of his Vested Account computed under the Plan without regard to the amendment. The Participant must file his election with the Committee within sixty (60) days of the latest of (1) the Company's adoption of the amendment; (2) the effective date of the amendment; or (3) his receipt of a copy of the amendment. The Committee as soon as practicable, must forward a true copy of any amendment to the vesting schedule to each affected Participant, together with an explanation of the effect of the amendment, the appropriate form upon which the Participant may make an election to remain under the vesting schedule provided under the Plan prior to the amendment and notice of the time within which the Participant must make an election to remain under the prior vesting schedule. The election described in this Section 6.04 does not apply to a Participant if the amended vesting schedule provides for vesting at least as rapid at all times as the vesting schedule in effect prior to the amendment. For purposes of this Section 6.04, an amendment to the vesting schedule includes any Plan amendment which directly or indirectly affects the computation of the Vested percentage of a Participant's rights to his Account.

    Sec. 6.05.     APPLICABLE LAW.  The Company, the Board of
Directors, each Employer, the Committee, and the Plan Administrator will follow and apply the laws of the United States of America in regard to all aspects of the Plan, unless otherwise required by the local laws of any applicable jurisdiction.


                             END OF ARTICLE VI


VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                   PAGE 21

                                ARTICLE VII
                   PARTICIPANT ADMINISTRATIVE PROVISIONS


    Sec. 7.01.   BENEFICIARY DESIGNATION.  Any Participant from time to time may designate, in writing, any person or persons contingently or successively to whom the Committee will pay the Vested portion of his Account in the event of his death, and the Participant may designate the form and method. The Committee will prescribe the form for the written designation of Beneficiary and upon the Participant's filing the form with the Committee, the form effectively revokes all designations filed prior to that date by the same Participant.

    Sec. 7.02.   NO BENEFICIARY DESIGNATION.  Unless otherwise required by
applicable law, if a Participant fails to name a Beneficiary in accordance with Section 7.01 hereof, or if the Beneficiary named by a Participant predeceases him, or if the Beneficiary designation is invalid or void, the Committee will pay the Participant's Vested Account in the following order of priority to:

         (a)  The Participant's surviving spouse;

         (b) The Participant's surviving children, including adopted children, in equal shares;

         (c) The Participant's surviving parents, in equal shares; or

         (d)  The Participant's estate.

    If the Beneficiary does not predecease the Participant, but dies prior to distribution of the Participant's entire Vested Account, the Committee will pay the remaining Vested Account to the Beneficiary's estate unless the Participant's Beneficiary designation provides otherwise.

    Sec. 7.03.   PERSONAL DATA TO COMMITTEE.  Each Participant and each
Beneficiary of a deceased Participant must furnish to the Committee such evidence, data or information as the Company or the Committee considers necessary or desirable for the purpose of administering the Plan. The provisions of this Plan are effective for the benefit of each Participant upon the condition precedent that each Participant will furnish promptly full, true and complete evidence, data and information when requested by the Committee, provided the Committee advises each Participant of the effect of his failure to comply with its request. Any adjustment required by reason of lack of proof or the misstatement of the ages of persons entitled to benefits hereunder, by the Participant or otherwise, shall be in such manner as the Company or the Committee deems equitable.

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EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                               PAGE 22

    Any notice or information which according to the terms of the Plan or the rules of the Committee must be filed with the Committee, shall be deemed so filed if addressed and either delivered in person or mailed, postage fully prepaid, to the Committee. If mailed, any such notice or information shall be addressed to the Committee Chairman c/o VARI-LITE INTERNATIONAL, INC. and mailed to its corporate headquarters address.

    Whenever a provision herein requires that a Participant (or the Participant's Beneficiary) give notice to the Committee within a specified number of days or by a certain date, and the last day of such period, or such date falls on a Saturday, Sunday, or Company holiday, the Participant (or the Participant's Beneficiary) will be deemed in compliance with such provision if notice is delivered in person to the Committee or is mailed, properly addressed, postage prepaid, and postmarked on or before the business day next following such Saturday, Sunday or Company holiday. The Committee may, in its sole discretion, modify or waive any specified requirement notice; provided, however, that such modification or waiver must be administratively feasible, must be in the best interest of the Participant, and must be made on the basis of rules of the Committee which are applied uniformly to all Participants.

    Sec. 7.04.   ADDRESS FOR NOTIFICATION.  Each Participant, each
Beneficiary of a deceased Participant and other person entitled to benefits hereunder must file with the Committee from time to time, in writing, his mailing address and any change of mailing address. Any communication, statement or notice addressed to a Participant, Former Participant, or Beneficiary, at his last mailing address filed with the Committee, or as shown on the records of the Company or the Employer, binds the Participant, Former Participant, or Beneficiary, for all purposes of this Plan. Any check representing payment hereunder and any communication addressed to a Participant, Former Participant, an Employee, a former Employee, or Beneficiary, at such person's last address filed with the Committee, or if no such address has been filed, then at such person's last address as indicated on the records of the Company or the Employer, shall be deemed to have been delivered to such person on the date on which such check or communication is deposited, postage prepaid, in the mail.

    If the Committee, for any reason, is in doubt as to whether payments are being received by the person entitled thereto, it shall, by registered mail addressed to the person concerned, at his address last known to the Committee, notify such person that all unmailed and future payments shall be henceforth withheld until he provides the Committee with evidence of his existence and his proper mailing address.

    Sec. 7.05.   ASSIGNMENT OR ALIENATION.  A Participant, Former
Participant, or Beneficiary may not anticipate, assign or alienate (either at law or in equity) any benefit provided under the Plan, and the Committee will not recognize any such anticipation, assignment or alienation. A benefit under the Plan is not subject to attachment, garnishment, levy, execution or other legal or equitable process.

VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                              PAGE 23

    Sec. 7.06.   LITIGATION AGAINST THE PLAN.  A court of competent
jurisdiction may authorize any appropriate equitable relief to redress violations of applicable law or to enforce any provisions of applicable law or the terms of the Plan. A fiduciary may receive reimbursement of expenses properly and actually incurred in the performance of his duties with the Plan.

    Sec. 7.07.   APPEAL PROCEDURE FOR DENIAL OF BENEFITS.  A Participant,
Former Participant, or a Beneficiary ("Claimant") may file with the Committee a written claim for benefits, if the Participant, Former Participant, or Beneficiary determines the distribution procedures of the Plan have not provided him his proper Vested Account. The Committee must render a decision on the claim within sixty (60) days of the Claimant's written claim for benefits. The Plan Administrator must provide adequate notice in writing to the Claimant whose claim for benefits under the Plan the Committee has denied. The Plan Administrator's notice to the Claimant must set forth:

         (a)  The specific reason for the denial;

         (b) Specific references to pertinent Plan provisions on which the Committee based its denial;

         (c) A description of any additional material and information needed for the Claimant to perfect his claim and an explanation of why the material or information is needed;
    and

         (d) That any appeal the Claimant wishes to make of the adverse determination must be in writing to the Committee within seventy-five (75) days after receipt of the Plan Administrator's notice of denial of benefits. The Plan Administrator's notice must further advise the Claimant that his failure to appeal the action to the Committee in writing within the seventy-five (75) day period will render the Committee's determination final, binding and conclusive.

    If the Claimant should appeal to the Committee, he, or his duly authorized representative, may submit, in writing, whatever issues and comments he, or his duly authorized representative, feels are pertinent. At the hearing (or prior thereto upon five (5) business days written notice to the Committee), the Claimant, or his duly authorized representative, may review Plan documents in the possession of the Plan Administrator which are pertinent to the claim. Either the Claimant, Committee, or Plan Administrator may cause a court reporter to attend the hearing and record the proceedings. In such event, a complete written transcript of the proceeding shall be furnished to all parties by the court reporter. The full expense of any court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing. The Committee will re-examine all facts related to the appeal and make a final determination as to whether the denial of benefits is justified under the circumstances. The Committee must advise the Claimant of its decision within sixty (60) days of the Claimant's written request for review, unless special

VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                              PAGE 24
circumstances (such as a hearing) would make the rendering of a decision within the sixty (60) day limit unfeasible, but in no event may the Committee render a decision respecting a denial for a claim for benefits later than one hundred-twenty (120) days after its receipt of a request for review.

    The Committee's notice of denial of benefits must identify the name of each member of the Committee and the name and address of the Committee member to whom the Claimant may forward his appeal.

                             END OF ARTICLE VII

VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                              PAGE 25

                                ARTICLE VIII
                       STOCK COMPENSATION COMMITTEE
               DUTIES WITH RESPECT TO PARTICIPANTS' ACCOUNTS


    Sec. 8.01.   MEMBERS' COMPENSATION, EXPENSES.  The Company may appoint a
Committee to administer the Plan, the members of which may or may not be a Participant in the Plan, or which may be the Plan Administrator acting alone.
 In the absence of a Committee appointment, the Plan Administrator assumes the powers, duties and responsibilities of the Committee. The members of the Committee may serve for reasonable compensation for services as such, but the Company will pay all expenses of the Committee, except to the extent the Plan properly pays for such expenses.

    Sec. 8.02.   TERM.  Each member of the Committee serves until the
appointment of his successor.

    Sec. 8.03.   POWERS.  The Committee is empowered to satisfy and operate the Plan in accordance with the terms of the Plan and applicable law. The Committee will follow and apply the laws of the United States of America unless otherwise required to apply local law of the applicable jurisdiction. In case of a vacancy in the membership of the Committee, the remaining members of the Committee may exercise any and all of the powers, authority, duties and discretion conferred upon the Committee pending the filling of the vacancy.

    Sec. 8.04.   GENERAL.  The Committee has, without limitation, the
following powers and duties:

         (a) To select a Secretary, who need not be a member of the Committee;

         (b) To determine eligibility of an Employee for all benefits under the Plan, the value of a Participant's
    Account and the Vested percentage of each Participant's
    Account;

         (c) To adopt rules of procedure and regulations and guidelines necessary for the proper and efficient administration of the Plan provided the rules are not inconsistent with the terms of this Plan;

         (d) To construe and enforce the terms of the Plan and the rules and regulations it adopts, including interpretation of the Plan documents and documents related to the Plan's operation;

         (e)  To credit Stock Equivalence Units under the Plan;

VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                              PAGE 26

         (f) To review and render decisions respecting a claim for (or denial of a claim for) a benefit under the Plan;

         (g) To furnish the Company or any Employer with information which the Company or the Employer may require for tax or other purposes;

         (h) To engage the service of agents whom it may deem advisable to assist it with the performance of its duties;
    and

         (i) To construe and interpret the Plan and the rules and regulations adopted and to answer all questions arising in the administration, interpretation and application of the Plan document and documents related to the Plan's operation.

    The Committee shall not violate the terms of the Plan or applicable law. All decisions, determinations, directions, interpretations, and applications of the Plan by the Committee in good faith shall be final and binding upon all persons, including (but not limited to) the Company, any Employer, and all Participants, Former Participants, and Beneficiaries unless in violation of the Plan or applicable law.

    Sec. 8.05.   MANNER OF ACTION.  The decision of a majority of the members of the Committee appointed and  qualified controls.

    Sec. 8.06.   AUTHORIZED REPRESENTATIVE.  The Committee may authorize any one of its members, or its Secretary, to sign on its behalf any notices, directions, applications, certificates, consents, approvals, waivers, letters or other documents. The Committee must evidence this authority by an instrument signed by all members.

    Sec. 8.07.   INTERESTED MEMBER.  No member of the Committee may decide or determine any matter concerning the distribution, nature or method of settlement of his own benefits under the Plan, except in exercising an election available to that member in his capacity as a Participant, unless the Plan Administrator is acting alone in the capacity of the Committee.

    Sec. 8.08.   INDIVIDUAL ACCOUNTS.  The Committee will maintain a separate
Account in the name of each Participant to reflect the Stock Equivalence Units credited to each Participant under the Plan.

    Sec. 8.09.   VALUE OF PARTICIPANT'S ACCOUNT.  The value of each
Participant's Account shall be determined by multiplying the number of Units credited to that Participant's Account by the current fair market value, as determined at Section 3.09 hereof, of each Unit.

VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                              PAGE 27

    Sec. 8.10.   ADJUSTMENTS OF PARTICIPANTS' ACCOUNTS.  A "Valuation Date"
under this Plan is each Accounting Date and if the Employer Securities are publicly traded on an established securities market, the day preceding any Conversion Date, in addition to each interim valuation date determined under
Section 8.14 hereof. As of each Valuation Date, the Committee must adjust Accounts to reflect appreciation or depreciation since the last Valuation Date. The valuation period is the period beginning the day after the last Valuation Date and ending on the current Valuation Date. The Committee will credit the Company awards and Participant Forfeitures, if any, in accordance with Article III hereof.

    Sec. 8.11.   ACCOUNT CHARGED.  The Committee shall charge all
distributions made to a Participant or to his Beneficiary from his Account against the Account of the Participant when made.

    Sec. 8.12.   UNCLAIMED ACCOUNT PROCEDURE.  The Plan does not require the
Committee, the Employer, or the Company to search for, or to ascertain the whereabouts of, any Participant or Beneficiary. The Committee, by certified or registered mail addressed to his last known address of record with the Committee, the Company, or the Employer, shall notify any Participant or Beneficiary, that he is entitled to a distribution under this Plan, and the notice shall quote the provisions of this Section 8.12. If the Participant or Beneficiary, fails to claim his distributive share or make his whereabouts known in writing to the Committee within six (6) months from the date of mailing of the notice, the Committee shall treat the Participant's or Beneficiary's unclaimed payable Account as forfeited and shall reallocate and use the amount of the unclaimed payable Account to reduce the Company's award for the Plan Year in which the Forfeiture occurs.

    Sec. 8.13.   RECORDS AND STATEMENTS.  The records of the Committee
pertaining to the Plan shall be open to the inspection of the Plan Administrator, the Company and any Employer at all reasonable times and may be audited from time to time by any person or persons as the Plan Administrator, Company, any Employer or Committee may specify in writing. The Committee shall furnish the Plan Administrator, Company, or any Employer with whatever information relating to the Plan, the Plan Administrator, Company, any Employer or Committee considers necessary.

    Sec. 8.14.   VALUATION OF ACCOUNTS.  The Committee must value the
Accounts of the Participants as of each Accounting Date, and the Committee also must value such Accounts on such other dates, as determined by the Company or the Committee. If a Valuation Date would otherwise occur on a Saturday, Sunday, or holiday, then the Valuation Date shall mean the preceding business day.

    Sec. 8.15.   WITHHOLDING FOR AND PAYMENT OF TAXES.  If any Stock
Equivalence Units credited to the Plan, or any benefits payable under the Plan, shall become liable for the payment of any estate, inheritance, income, or other tax, charge or assessment, which in

VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                              PAGE 28
the Committee's or Company's opinion the Company shall or may be required to pay, the Company shall have full power and authority to pay or withhold such tax, charge or assessment out of any moneys or other property in its hands for the account of the person whose interest hereunder are liable for such tax. The Company or Committee, prior to making any payment to any Beneficiary hereunder, may require such releases or other documents from any lawful taxing authority and may require such indemnity from such Beneficiary as the Company or Committee shall deem necessary for its protection.

                            END OF ARTICLE VIII







VARI-LITE INTERNATIONAL, INC
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)                                              PAGE 29

                                 ARTICLE IX
                               MISCELLANEOUS


    Sec. 9.01.   EVIDENCE.  Anyone required to give evidence under the
terms of the Plan may do so by certificate, affidavit, document or other information which the person to act in reliance may consider pertinent, reliable and genuine, and to have been signed, made or presented by the proper party or parties. The Company, any Employer and the Committee are fully protected in acting and relying upon any evidence described under the immediately preceding sentence.

    Sec. 9.02.   NO RESPONSIBILITY FOR EMPLOYER ACTION. The Committee does
not have any obligation or responsibility with respect to any action required by the Plan to be taken by any Employer, the Company, any Participant, Former Participant, or Eligible Employee, or for the failure of any of the above persons to act or make any payment or contribution, or to otherwise provide any benefit contemplated under this Plan. The Committee need not inquire into or be responsible for any action or failure to act on the part of the others, or on the part of any other person who has any responsibility regarding the management, administration or operation of the Plan, whether by the express terms of the Plan or by a separate agreement authorized by the Plan or by the provisions of applicable law. Any action required of a corporate Employer must be by its board of directors or its designate.

    Sec. 9.03. FIDUCIARIES NOT INSURERS. The Committee, the Plan Administrator, the Company, and all Employers in no way guarantee the Plan from loss or depreciation. Neither any Employer nor the Company guarantee the payment of any money which may be or becomes due to any person from the Plan.

    Sec. 9.04. WAIVER OF NOTICE. Any person entitled to notice under the Plan may waive the notice, unless applicable law specifically or impliedly prohibits such a waiver.

    Sec. 9.05. SUCCESSORS. The Plan is binding upon all persons entitled to benefits under the Plan, their respective heirs and legal representatives, upon the Company and each Employer, their successors and assigns, and upon the Committee, the Plan Administrator and their successors.

    Sec. 9.06. WORD USAGE. Words used in the masculine also apply to the feminine and neuter where applicable, and wherever the context of the Plan dictates, the plural includes the singular and the singular includes the plural. Whenever a noun, or pronoun in lieu thereof, is used in this Plan in plural form and there may be only one person within the scope of the word so used, or in singular form and there be more than one (1) person within the scope of the word so used, such word, or pronoun used in lieu thereof, shall have a singular or plural meaning, as



                                                                      PAGE 30
VARI-LITE INTERNATIONAL, INC.
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)
the case may be. The words "herein," "hereof," and "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan, not to any particular provision or Section. Article and Section headings are included for convenience of reference and are not intended to add to, or subtract from, the terms of the Plan.

    Sec. 9.07. STATE LAW. Texas law and the laws of the United States of America will determine all questions arising with respect to the provisions of this Plan, such as (but not limited to) the execution, construction, administration and enforcement of the Plan, except to the extent superseded by other applicable law.

    Sec. 9.08.   EMPLOYMENT NOT GUARANTEED.  Nothing contained in this
Plan, or any modification or amendment to the Plan, or in the creation of any Account, or the payment of any benefit, gives any Employee, Participant, Former Participant, or any Beneficiary any right to continue employment, any legal or equitable right against any Employer, the Company, or the Employee of any Employer, or its agents or employees, or against the Plan Administrator, or Committee, except as expressly provided by the Plan, applicable law, or by a separate agreement.

    Sec. 9.09.   SEVERABILITY.  Notwithstanding any provision
contained in the Plan to the contrary, the provisions of this Plan shall be deemed severable and the validity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions thereof.

    Sec. 9.10.   CONTRARY PROVISIONS.  The provisions of this
Article IX shall govern notwithstanding anything contained in the Plan to the contrary.

    Sec. 9.11.   NOTICE TO EMPLOYEES.  Notice of the Plan and of
any amendments thereto, of eligibility of each Employee, and notice of such other matters as may be required by law or this instrument, shall be given by the Employer to the Employees in such form as the Committee may deem appropriate and reasonable and in conformity to lawful requirements.

    Sec. 9.12.   AGREEMENT OF PARTICIPANTS.  Each Participant, by
becoming such, for himself or herself, and such Participant's heirs, executors, administrators, legal representatives and Beneficiaries, ipso facto, approves and agrees to be bound by the provisions of this Plan.

    Sec. 9.13. ACTION BY EMPLOYERS. Any written action herein permitted or required to be taken by an Employer shall be by resolution of its board of directors (or other governing body thereof) or by written instrument executed by a person or group of persons who has been authorizd by resolution of its board of directors (or other governing body thereof) as having authority to take such action.

    Sec. 9.14.   ADOPTION OF THE PLAN BY A RELATED EMPLOYER.  Any
business enterprise which on or after the Effective Date is or becomes a Related Employer as


                                                                      PAGE 31
VARI-LITE INTERNATIONAL, INC.
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)
defined at Section 1.25 hereof may adopt this Plan, effective as of the date indicated in its instrument of adoption, if (1) the Company permits the Related Employer to adopt the Plan and (2) such Related Employer executes an instrument in writing duly authorized by it adopting this Plan and delivers a copy thereof to the Committee. Throughout this Plan, a distinction is purposely drawn between rights and obligations of the Company and rights and obligations of an Employer. The rights and obligations specified as belonging to the Company shall belong only to it, including but not limited to, appointment of the Committee and amendment or termination of the Plan. A Related Employer's instrument of adoption may provide for the following: (1) making such changes with respect to the Plan as are approved by the Committee, and (2) the designation of the name of the Plan with respect to its Employees. An Employer may withdraw from this Plan without affecting any other Employer. If an Employer withdraws or its participation is terminated by the Board of Directors, such Employer may, in its sole discretion, adopt for its Employees alone and independent of this Plan its own plan with respect to itself and its Participants

         (a) METHOD OF ADOPTING THE PLAN BY A RELATED EMPLOYER. In order to adopt the Plan, the board of directors (or other governing body thereof) of the adopting Related Employer must approve a resolution expressly adopting the Plan for the benefit of its Employees and the requirements set forth above must be satisfied.

         (b) TRANSMITTAL OF RESOLUTION. Upon the Company's request, a certified copy of the adopting Related Employer's resolution shall be transmitted to the Company and approval of the Board of Directors of the Company shall be deemed to constitute the adoption of the Plan by the adopting Related Employer as of the date specified in such adopting Related Employer's resolution or other agreement.

    Sec. 9.15. DISASSOCIATION OF ANY EMPLOYER FROM PLAN. Any Employer may withdraw from the provisions of this Plan at any time upon the expiration of thirty (30) days after deliver of written notice of its intent to do so to the Committee and the Company, and shall thereupon cease to be a party to this Plan. Withdrawal from the Plan by an Employer shall not affect the continued operation of the Plan with respect to the Company and other Employers.

    Sec. 9.16. COMPANY VOTING RIGHTS. Notwithstanding any other provisions of the Plan, the Company shall retain the right to direct the voting of any shares of Company stock held in trust by reason of this Plan. The Company shall be entitled to direct the Trustee of the VARI-LITE INTERNATIONAL, INC. EMPLOYEES' STOCK EQUIVALENCE TRUST as to the voting of any Company stock held.

                             END OF ARTICLE IX




                                                                      PAGE 32
VARI-LITE INTERNATIONAL, INC.
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)

                                 ARTICLE X
                         AMENDMENT AND TERMINATION


    Sec. 10.01. AMENDMENT BY COMPANY. The Company, by action of its Board of Directors, has the right at any time and from time to time to amend this Plan in any manner it deems necessary or advisable. The Company may not make any amendment which affects the rights, duties or responsibilities of the Plan Administrator or the Committee without the written consent of the affected Plan Administrator or the affected member of the Committee. The Company must make all amendments in writing.

    Sec. 10.02. EFFECTIVE DATE OF AMENDMENT. Any such amendment shall become effective as provided therein upon its execution.

    Sec. 10.03. DISCONTINUANCE. The Company, by action of its Board of Directors, has the right, at any time, to suspend or discontinue its awards under the Plan. The Company, by action of its Board of Directors, has the right to terminate, at any time, this Plan. The Plan will terminate upon the first to occur of the following:

         (a)  The date terminated by action of the Company;

         (b) The dissolution or merger of the Company, unless the successor makes provision to continue the Plan, in which event the successor must substitute itself as the Company under this Plan.

    Sec. 10.04.    FULL VESTING ON TERMINATION.  Upon either full or
partial termination of the Plan, an affected Participant's right to his Account shall be one hundred percent (100%) Vested.


                              END OF ARTICLE X









                                                                      PAGE 33
VARI-LITE INTERNATIONAL, INC.
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)

    IN WITNESS WHEREOF, the Company has executed this Amended and Restated Plan in multiple copies in Dallas, Dallas County, Texas, on the 17th day of September, 1997, to be effective the 1st day of January, 1996.

                             "COMPANY"

                             VARI-LITE INTERNATIONAL, INC.



                             By:  /s/ H.R. Brutsche III
                                --------------------------------------


                             Title:  President
                                   -----------------------------------


                             Print Name:   H.R. Brutsche III
                                        ------------------------------






                                                                      PAGE 34
VARI-LITE INTERNATIONAL, INC.
EMPLOYEES' STOCK EQUIVALENCE PLAN
(AS AMENDED AND RESTATED)